SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	 November 25, 1997


FINANCIAL ASSET SECURITIES CORP.,
(as depositor under the Sale and Servicing
Agreement, dated as of February 1, 1997, providing for the issuance of Financial Asset Securities Corp., Mego Mortgage Home Loan Owner Trust 1997-1).

(Exact name of registrant as specified in its charter)



              Delaware          	  333-29381  		41-1869301
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)			 File Number)	Identification No.)

600 Steamboat Road
Greenwich, Connecticut					 06830
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (203) 625-2700

Item 5.	Other Events

		On behalf of Mego Mortgage Home Loan Owner
		 Trust 1997-1, a Trust created pursuant to the Sale and Servicing Agreement, dated February 1, 1997, by First Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due March 25, 2023.

		A. 	Monthly Report Information:
			Aggregate distribution information for the current distribution date November 25, 1997.

		Principal			Interest		Ending Balance

Cede & Co 	$1,631,586.50  	$484,524.70		$76,086,742.43

		B.	No delinquency in payment under the Certificate Guaranty
			Insurance Policy has occurred.

		C.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		D.	Were any amounts paid or are any amounts payable under
			 the Certificate Guaranty Insurance Policy?   NO
				Amount:

		E.	Are there any developments with respect to the Certificate
			Insurance Guaranty Policy?	NONE.

		F.	Item 1: Legal Proceedings:	NONE

		G.	Item 2: Changes in Securities:	NONE

		H	Item 4: Submission of Matters to a Vote of
			Certificatholders:  NONE

		I.	Item 5: Other Information - Form 10-Q, Part II - Items
			1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated November 25, 1997.



             MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1
             HOME LOAN ASSET BACKED SECURITIES
                               SERIES 1997-1


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  25-Nov-97



       Beginning                                           Ending
      Certificate  Principal    Interest      Total     Certificate
Class   Balance   DistributionDistribution Distribution   Balance

 A-1  14864723.93  1631586.50    81384.36    1712970.86 13233137.43
 A-2  25950000.00        0.00   145968.75     145968.75 25950000.00
 A-3  10300000.00        0.00    59568.33      59568.33 10300000.00
 A-4  26603605.00        0.00   162503.69     162503.69 26603605.00
  S   84238962.32          NA    35099.57      35099.57 82817742.00
  R            NA        0.00        0.00          0.00        0.00

Total 77718328.93  1631586.50   484524.70    2116111.20 76086742.43



           AMOUNTS PER $1,000 UNIT                      Pass Through Rates

                                              Ending      Original    Current
       Principal    Interest     Total     Certificate  Pass-ThroughPass-Through
ClassDistribution DistributionDistribution   Balance      Int Rate    Int Rate

 A-1  70.02517167  3.49289099 73.51806266   567.9458124      6.5700%     6.5700%
 A-2   0.00000000  5.62500000  5.62500000  1000.0000000      6.7500%     6.7500%
 A-3   0.00000000  5.78333301  5.78333301  1000.0000000      6.9400%     6.9400%
 A-4   0.00000000  6.10833344  6.10833344  1000.0000000      7.3300%     7.3300%
  S            NA  0.39131429  0.39131429   923.3094897      0.5000%     0.5000%


                  Statement to Securityholders
     Sale and Servicing Agreement Dated February 1, 1997

i) Interest from Mortgagors / Master Servicer                         993987.79
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                335.97
                                                                      994323.76

   Principal Collections (Regular Installments)                       126518.50
   Principal Collections (Curtailments and Paid in Fulls)            1109418.10
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                16.27
                                                                     1235952.87
Payments
Amount Deposited Pursuant to Section 5.01 (a) (3) - FHA Reserve Fund 2230276.63
Collected Amount                                                           0.00
Insured Payments                                                     2230276.63
Amount Available                                                           0.00
                                                                     2230276.63




ii)  Aggregate Pool Balance Information:
     Beginning Aggregate Principal Balance                          84238962.32
     less: Principal Collections (non-Defaulted Loans)               1235936.60
     Ending Aggregate Principal Balance                             83003025.72
     less: Balance of Defaulted Loans                                 185283.72
     Balance after the reduction of the Balance of Defaulted Loans  82817742.00


                                              Before       After
iii)  Note Factors:                       Distributions Distributions
          Class A-1                           0.6379710  0.56794581
          Class A-2                           1.0000000  1.00000000
          Class A-3                           1.0000000  1.00000000
          Class A-4                           1.0000000  1.00000000

                                Beginning    Computed   Distributed      Ending
iv)                             Shortfall     Amount       Amount     Shortfall
Interest Distributable Amount        0.00     449425.13   449425.13        0.00
Principal Distributable Amount       0.00    1421220.32  1421220.32        0.00
 (limited to the Overcolleralization Amount)
Distributable Excess Spread                   210366.18   210366.18        0.00
Guaranteed Principal Distribution Amount           0.00        0.00        0.00


v)   Excess Spread                                                    210366.18
     Distributable Excess Spread                                      210366.18

vi)  FHA Premium Account Deposit                                        5175.40
  Servicer Fee                                                         70199.14
  Master Servicer Fee                                                   5615.93
  Owner Trustee Fee                                                        0.00
  Master Servicer Reimbursement                                         9558.49
  Indenture Trustee Fee                                                 2632.47
  Premium                                                              20984.00
  Security Insurer Reimbursement Amount distributed to Insurer             0.00
  Successor Master Servicer Fees                                           0.00
  Other Fees                                                               0.00
  Excess Claim Amount                                                      0.00

vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                 2.6189%
        60+ Delinquency Percentage (Rolling Three Month)                 1.5445%
        Annual Default Percentage (Three Month Average)                  1.8219%
        Cumulative Default Percentage                                    0.4264%


viii)  Overcollateralization Information:
         OC Multiple                                                       1.00
         Required OC Amount                                          7086033.14
         Overcollateralization Amount (before distributions)         6520633.39
         Overcollateralization Amount (after distributions)          6916283.29


ix)  Default Information:
                                                          Current    Cumulative
Principal Balance of Defaulted Home Loans                 185283.72   382429.23
Prin Balance of Credit Support Multiple Defaulted Loans   185283.72   382429.23
Unpaid Int on Credit Support Multiple Defaulted Loans       9558.49    19784.06

x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    2194698.00

                     Number      Number      Balance      Balance
                    Current    Cumulative Current Period Cumulative
    Claims Filed            2           2      31042.51    31042.51
    Claims Pending          6 NA               92250.09 NA
    Claims Paid             0           0          0.00        0.00

xi)   Distributions to the Residual Interest Instrument:       0.00











SIGNATURES
	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			FINANCIAL ASSET SECURITIES CORPORATION

					/s/ Mark LeMay
					Mark LeMay
					Vice President

Dated: 	November 30, 1997